EXHIBIT 4.8
                                                              -----------

              [SPECIMEN NISOURCE INC. COMMON STOCK CERTIFICATE]

   [Graphic depicting four figures in front of large industrial gear with wings]

                                NISOURCE INC.

            INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
             This Certificate is Transferable in New York, N.Y.
                            and Ridgefield, N.J.

            NUMBER                                        SHARES
     CC

             COMMON                                       COMMON
   PAR VALUE $.01 PER SHARE                     PAR VALUE $.01 PER SHARE

                                                     CUSIP 65473P 10 5
                                                     SEE REVERSE FOR
                                                     CERTAIN
                                                     DEFINITIONS

   THIS CERTIFIES THAT

   IS THE OWNER OF


        FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, OF

   NiSource Inc. transferrable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued under and shall be subject to all of the provisions of the Certificate of Incorporation and the By-Laws of the Corporation and any amendments thereto, copies of which are on file with the Corporation and the Transfer Agent, to all of which the holder, by acceptance hereof, assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

   Witness the seal of the Corporation and the facsimile signatures of its duly authorized officers.

   Dated:

   /s/ Nina M. Rausch     [NiSource corporate seal]  /s/ Gary L. Neale
   -------------------                               --------------------
       Secretary                                     Chairman, President
                                                      and Chief Executive
                                                      Officer

   Countersigned and Registered:
        ChaseMellon Shareholder Services, L.L.C.
                       Transfer Agent and Registrar
   by
                       Authorized signature
















































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



                                NiSource Inc.

        THE CORPORATION WILL FURNISH WITHOUT CHARGE, TO EACH STOCKHOLDER WHO SO REQUESTS, A COPY OF THE PROVISIONS SETTING FORTH DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF WHICH THE CORPORATION IS AUTHORIZED TO ISSUE AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST MAY BE ADDRESSED TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT NAMED ON THE FACE HEREOF.

   This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between NiSource Inc. and ChaseMellon Shareholder Services, L.L.C. (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of NiSource Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. NiSource Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge promptly upon receipt of a written request therefor. Under certain circumstances, Rights beneficially owned by any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether then held by or on behalf of such Person or by any subsequent holder, may become null and void.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                      TEN COM  -- as tenants in common                   UNIF GIFT MIN ACT ..... Custodian.......
                                                                                  (Cust)         (Minor)
                      TEN ENT  -- as tenants by the entireties           under Uniform Gifts to Minors Act

                      JT TEN   -- as joint tenants with rights of
                               survivorship and not as tenants                    -----------------------
                               in common                                                  (State)


                             Additional abbreviations may also be used though not in the above list.

        For value received ______________ hereby sell assign and transfer unto

   PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
   ______________________________________________________________________
   ______________________________________________________________________
                 (please print or typewrite name and address
                   including postal zip code of assignee)

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



   ______________________________________________________________________
   ______________________________________________________________________
   _______________________________________________________________ Shares
   of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________ Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

   Dated, _________________________


   ____________________________________

   AFFIX MEDALLION SIGNATURE
   GUARANTEE IMPRINT BELOW

                                           X ____________________________
                                                (SIGNATURE)


                                           X ____________________________
                                                (SIGNATURE)

                                           ______________________________
                                           ABOVE SIGNATURE(S) TO THIS
                                           ASSIGNMENT MUST CORRESPOND
                                           WITH THE NAME AS WRITTEN UPON
                                           THE FACE OF THE CERTIFICATE IN
                                           EVERY PARTICULAR, WITHOUT
                                           ALTERATION OR ENLARGEMENT, OR
                                           ANY CHANGE WHATEVER.

                                           THE SIGNATURE(S) MUST BE
                                           GUARANTEED BY AN ELIGIBLE
                                           GUARANTOR INSTITUTION SUCH AS
                                           A SECURITIES BROKER/DEALER,
                                           COMMERCIAL BANK & TRUST
                                           COMPANY, SAVINGS AND LOAN
                                           ASSOCIATION OR A CREDIT UNION
                                           PARTICIPATING IN THE MEDALLION
                                           PROGRAM APPROVED BY THE
                                           SECURITIES TRANSFER
                                           ASSOCIATION, INC.










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